UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___________)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12.

Kohlberg Capital Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)         Title of each class of securities to which transaction applies:

(2)         Aggregate number of securities to which transaction applies:

(3)         Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)         Proposed maximum aggregate value of transaction:
(5)         Total fee paid:

☐         Fee paid previously with preliminary materials.

☐         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)         Amount Previously Paid:

(2)         Form, Schedule or Registration Statement No.:

(3)         Filing Party:

(4)         Date Filed:

KOHLBERG CAPITAL CORPORATION 295 MADISON AVENUE
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

6TH FLOOR NEW YORK, NY 10017
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M14221-P78011 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KOHLBERG CAPITAL CORPORATION			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS			All	All	Except
A VOTE “FOR” PROPOSALS 1 and 2.
			☐	☐	☐
Vote on Directors
1.	Election of Directors
Nominees:
	01)	Christopher Lacovara
	02)	Dayl W. Pearson

Vote on Proposal								For	Against	Abstain

2.			Ratification of the selection of Deloitte & Touche LLP as the independent registered public accountant of the Company for the current year.					☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors and FOR the ratification of the selection of Deloitte & Touche LLP as the independent registered public accountant of the Company for the current year.

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

NOTE:
Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)	Date

ANNUAL MEETING OF SHAREHOLDERS OF

KOHLBERG CAPITAL CORPORATION

June 12, 2009

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 12, 2009: The Notice and Proxy Statement and 2008 Annual Report are available at www.proxyvote.com.

Please detach along perforated line and mail in the envelope provided
M14222-P78011

KOHLBERG CAPITAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR THE ANNUAL MEETING

June 12, 2009 10:00 a.m. ET

The undersigned hereby constitutes and appoints Dayl W. Pearson and Michael I. Wirth, and each of them, as the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the 2009 Annual Meeting of Shareholders of Kohlberg Capital Corporation to be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036 on Friday, June 12, 2009 and at any adjournments thereof on all matters coming before said meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote these shares unless you either sign and return this card or vote electronically.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

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